Prospectus Supplement	February 9, 2009

PUTNAM RESEARCH FUND Prospectus dated November 30, 2008

The section Who oversees and manages the fund? is supplemented to reflect that Andrew Matteis is now the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Positions held by Mr. Matteis over the past five years and his fund holdings are set forth in the prospectus.

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